Filed under Rule 497(k)
Registration No. 002-83631

VALIC COMPANY I

Core Equity Fund

(the “Fund”)

Supplement to the Summary Prospectus dated October 1, 2013

Effective immediately, in the Fund’s Fund Summary, under Fees and Expenses of the Fund, in the second paragraph, the second sentence is hereby deleted and replaced with the following:

For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business.

Please retain this supplement for future reference.

Dated: May 12, 2014